                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MAY 28, 2003







                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Reference is made to the 2002 Form 10-K of ALLETE, Inc. (ALLETE) for background information on the following update.


Ref. Page 47. - Item 10. Directors and Executive Officers of the Registrant

On May 28, 2003 ALLETE announced the election of Dennis O. Green and Deborah L. Weinstein to its board of directors, effective June 1, 2003.

Green, 62, is a Certified Public Accountant and former chief auditor at Citicorp and its principal subsidiary Citibank, N.A., where he was responsible for worldwide audit functions. Prior to his employment with Citicorp, Green was a finance executive with Ford Motor Company for 11 years, holding several positions including general auditor. Green also served in the Executive Office of the President, Office of Management and Budget during President Carter's administration. He is a graduate of Wayne State University and resides in Beaufort, South Carolina.

Weinstein, 43, is co-founder and partner at LaBarge Weinstein, one of Canada's premier business law firms based in Ottawa, Ontario. She was a partner at Blake, Cassels & Graydon, one of Canada's largest law firms, from 1991 until 1997 and was managing partner at that firm's Ottawa office. Weinstein's work focuses on securities, mergers and acquisitions, and business law. She is personal legal advisor and trustee for Jean Chretien, Prime Minister of Canada. Weinstein is a graduate of Osgoode Hall Law School, Toronto, Ontario.


                       ALLETE Form 8-K dated May 28, 2003                      1

                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

        -    war and acts of terrorism;

        - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;

        - unanticipated impacts of restructuring initiatives in the electric industry;

        - economic and geographic factors, including political and economic risks;

        - changes in and compliance with environmental and safety laws and policies;

        -    weather conditions;

        -    natural disasters;

        -    market factors affecting supply and demand for used vehicles;

        -    wholesale power market conditions;

        -    population growth rates and demographic patterns;

        - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;

        -    pricing and transportation of commodities;

        -    changes in tax rates or policies or in rates of inflation;

        -    unanticipated project delays or changes in project costs;

        -    unanticipated   changes   in   operating   expenses   and   capital
             expenditures;

        -    capital market conditions;

        -    competition for economic  expansion  or development  opportunities;

        -    ALLETE's   ability  to  manage  expansion  and   integrate   recent
             acquisitions; and

        -    the outcome of legal and administrative proceedings (whether  civil
             or  criminal)  and   settlements   that  affect  the  business  and
             profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                      ALLETE Form 8-K dated May 28, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                    ALLETE, Inc.





May 28, 2003                                     James K. Vizanko
                                ------------------------------------------------
                                                 James K. Vizanko
                                     Vice President, Chief Financial Officer
                                                  and Treasurer







                       ALLETE Form 8-K dated May 28, 2003                      3